UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 27, 2011

THE JONES GROUP INC.
(Exact Name of registrant as specified in its charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-10746 (Commission File Number)	06-0935166 (IRS Employer Identification No.)
1411 Broadway New York, New York 10018 (Address of principal executive offices)
(212) 642-3860 (Registrant's telephone number, including area code)
Not Applicable Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On July 27, 2011, The Jones Group Inc. (the "Company") issued a press release reporting its results of operations for the fiscal quarter ended July 2, 2011.

A copy of the press release is attached as Exhibit 99.1 to this report.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The press release attached as Exhibit 99.1 contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. To supplement the Company's consolidated financial statements presented in accordance with GAAP, it is presenting non-GAAP information regarding the effect on earnings per share from costs related to, among other things:

  severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations;

  the amortization of the acquired order backlog from the acquisitions of Moda Nicola International, LLC ("Robert Rodriguez"), Stuart Weitzman Holdings, LLC ("Stuart Weitzman") and KG Group Holdings Limited ("Kurt Geiger") and the fair value adjustment of the contingent consideration payable for the Robert Rodriguez and Stuart Weitzman acquisitions;

  investment consulting fees, legal fees, accounting fees and other items related to the Robert Rodriguez, Stuart Weitzman and Kurt Geiger acquisitions and other business development activities;

  present value adjustments to lease liabilities for properties currently not in use;

  the write-off of deferred financing fees related to the amendment and extension of the Company's credit facility;

  severance, occupancy, and other costs related to the exit from or restructuring of certain other product lines and other charges not considered by management to be part of ongoing operations; and

  severance and other expenses associated with the closure of the Texas warehouse.

These non-GAAP measures are provided to enhance the user's overall understanding of the Company's current financial performance. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses that may not be indicative of the Company's core operating results. In addition, because the Company has historically reported certain non-GAAP results to investors, the Company believes the inclusion of non-GAAP numbers provides consistency in its financial reporting. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for or superior to GAAP results. The non-GAAP measures of adjusted net income and adjusted diluted earnings per share included in the attached press release have been reconciled to the equivalent GAAP measure.

Item 7.01 Regulation FD Disclosure.

PowerPoint Slide Presentation

A copy of the PowerPoint slide presentation to be made during the conference call with Company management on July 27, 2011 concerning the Company's results of operation for the fiscal quarter ended July 2, 2011 is attached as Exhibit 99.2 to this report.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Revisions to Segment Reporting

The Company identifies operating segments based on, among other things, differences in products sold and the way the Company's management organizes the components of its business for purposes of allocating resources and assessing performance. With the addition of Kurt Geiger on June 2, 2011, the Company has redefined its reportable operating segments to better reflect its expanding international operations. The Company's operations are now comprised of six reportable segments: domestic wholesale sportswear, domestic wholesale jeanswear, domestic wholesale footwear and accessories, domestic retail, international wholesale and international retail. Segment revenues are generated from the sale of apparel, footwear and accessories through wholesale channels and the Company's own retail locations. The wholesale segments include wholesale operations with third party department and other retail stores, the retail segments include operations by the Company's own stores, concession locations and e-commerce web sites, and income and expenses related to trademarks, licenses and general corporate functions are reported under "licensing, other and eliminations." The Company is filing this information to help investors better understand these changes.

The new international wholesale segment includes: the wholesale operations of Kurt Geiger, which was acquired on June 2, 2011; the wholesale operations of Jones Apparel Group Canada LP ("Jones Canada") and the Mexican operations of Jones Apparel Group USA, Inc., which were previously reported in both the wholesale better apparel and wholesale jeanswear segments; and the international wholesale operations of Stuart Weitzman and JAG Footwear, Accessories and Retail Corporation, which were previously reported in the wholesale footwear and accessories segment. The wholesale better apparel segment has been renamed the domestic wholesale sportswear segment, the wholesale jeanswear segment has been renamed the domestic wholesale jeanswear segment, and the wholesale footwear and accessories segment has been renamed the domestic wholesale footwear and accessories segment.

The new international retail segment includes the retail operations of Kurt Geiger and The Jones Group Spain, S.L., and the international retail operations of Stuart Weitzman and Jones Canada, which were previously reported in the retail segment. The retail segment has been renamed the domestic retail segment.

The Company defines segment income as operating income before net interest expense, goodwill impairment charges, gains or losses on sales of subsidiaries, equity in earnings of unconsolidated affiliates and income taxes. Sales and transfers between segments generally are recorded at cost and treated as transfers of inventory, which are not reviewed when evaluating segment performance. The wholesale segments allocate to the retail segments a portion of their selling, general and administrative costs related to the inventory transferred to those divisions where the retail operations benefit from those costs.

To assist readers of the Company's financial statements in analyzing these reporting changes and making comparisons of the Company's financial information, the Company is voluntarily furnishing a summary of previously-disclosed historical financial information for 2010, 2009 and 2008, each interim period of 2010 and the first fiscal quarter of 2011, revised to reflect the new operating segment structure, which is attached hereto as Exhibit 99.3. The Company is an integrated enterprise, characterized by substantial intersegment cooperation, cost allocations and sharing of assets. Therefore, the Company does not represent that these segments, if operated independently, would report the operating profit and other financial information as shown in the revised segment presentation. The preliminary information in Exhibit 99.3 represents management's calculations as of the date of this filing, which may change as final organizational changes may continue to take place during 2011.

This information shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of the Registrant dated July 27, 2011.
99.2	PowerPoint slide presentation dated July 27, 2011.
99.3	Revised Segment Revenue/Operating Income (Loss) Tables for 2010, 2009 and 2008, each interim period of 2010 and the first fiscal quarter of 2011.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE JONES GROUP INC. (Registrant) By: /s/ John T. McClain John T. McClain Chief Financial Officer

 Date: July 27, 2011

Exhibit Index

Exhibit No.	Description
99.1	Press Release of the Registrant dated July 27, 2011.
99.2	PowerPoint slide presentation dated July 27, 2011.
99.3	Revised Segment Revenue/Operating Income (Loss) Tables for 2010, 2009 and 2008, each interim period of 2010 and the first fiscal quarter of 2011.

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